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                                                                       EX.-23.01
                                                                       ---------


                        [LETTERHEAD OF SIDLEY & AUSTIN]


                                March 25, 1997



                                    CONSENT

                                      OF

                                SIDLEY & AUSTIN


     Sidley & Austin hereby consents to all references made to it in the Registration Statement on Form S-1 of ML Global Horizons L.P. as filed with the Securities and Exchange Commission on or about March 25, 1997.


                                         SIDLEY & AUSTIN